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                                                                    EXHBIT 10.27

                         AMERICAN REPROGRAPHICS COMPANY

                                 2005 STOCK PLAN

                 FORM OF RESTRICTED STOCK BONUS AWARD AGREEMENT

      Pursuant to the Restricted Stock Bonus Award Grant Notice ("Grant Notice") and this Restricted Stock Bonus Award Agreement (collectively, the "Award") and in consideration of your past services, American Reprographics Company (the "Company") has awarded you a restricted stock bonus under its 2005 Stock Plan (the "Plan") for the number of shares of the Company's Common Stock subject to the Award as indicated in the Grant Notice. Defined terms not explicitly defined in this Restricted Stock Bonus Award Agreement but defined in the Plan shall have the same definitions as in the Plan.

      The details of your Award are as follows:

      1. VESTING. Subject to the limitations contained herein, your Award will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

      2. NUMBER OF SHARES. The number of shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

      3. SECURITIES LAW COMPLIANCE. You may not be issued any shares under your Award unless the shares are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

      4. RIGHT OF FIRST REFUSAL. Shares that are received under your Award are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right.

      5. RIGHT OF REACQUISITION.

            (a) To the extent provided in the Company's bylaws, as amended from time to time, the Company shall have the right to reacquire all or any part of the shares received pursuant to your Award (a "Reacquisition Right").

            (b) To the extent a Reacquisition Right is not provided in the Company's bylaws, as amended from time to time, the Company shall have a Reacquisition Right as to the shares you received pursuant to your Award that have not as yet vested in accordance with the Vesting Schedule on the Grant Notice ("Unvested Shares") on the following terms and conditions:

                  (i) The Company shall, simultaneously with termination of your Continuous Service, automatically reacquire for no consideration all of the Unvested Shares,

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unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to you or your representative (with a copy to the Escrow Holder as defined below) within ninety (90) days after the termination of your Continuous Service, and the Escrow Holder may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its Reacquisition Right as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Holder shall transfer to the Company the number of shares the Company is reacquiring.

                  (ii) The Company shall have the right to reacquire Unvested shares for no monetary consideration (that is, for $0.00).

                  (iii) The shares issued under your Award shall be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment IV. You agree to execute two (2) Assignment Separate From Certificate forms (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and deliver the same, along with the certificate or certificates evidencing the shares, for use by the escrow agent pursuant to the terms of the Joint Escrow Instructions.

                  (iv) Subject to the provisions of your Award, you shall, during the term of your Award, exercise all rights and privileges of a shareholder of the Company with respect to the shares deposited in escrow. You shall be deemed to be the holder of the shares for purposes of receiving any dividends which may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company's Reacquisition Right.

                  (v) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you is entitled by reason of your ownership of the shares acquired under your Award shall be immediately subject to the Reacquisition Right with the same force and effect as the shares subject to this Reacquisition Right immediately before such event.

      6. RESTRICTIVE LEGENDS. The shares issued under your Award shall be endorsed with appropriate legends determined by the Company.

      7. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective shareholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

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      8. WITHHOLDING OBLIGATIONS.

            (a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

            (b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

      9. TAX CONSEQUENCES. The acquisition and vesting of the shares may have adverse tax consequences to you that may avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code, as amended (the "Code"). Such election must be filed within thirty (30) days after the date of your Award. YOU ACKNOWLEDGE THAT IT IS YOUR OWN RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR BEHALF.

      10. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      11. MISCELLANEOUS.

            (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

            (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

            (c) You acknowledge and agree that you have reviewed your Award in its . entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

      12. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

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                         AMERICAN REPROGRAPHICS COMPANY

                                 2005 STOCK PLAN

                FORM OF RESTRICTED STOCK PURCHASE AWARD AGREEMENT

      American Reprographics Company (the "Company") wishes to sell to you, and you wish to purchase, shares of Common Stock from the Company, pursuant to the provisions of the Company's 2005 Stock Plan (the "Plan").

      Therefore, pursuant to the terms of the Restricted Stock Purchase Award Grant Notice ("Grant Notice") and this Restricted Stock Purchase Award Agreement ("Agreement") (collectively, the "Award"), the Company grants you right to purchase the number of shares of Common Stock indicated in the Grant Notice. Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

      The details of your Award are as follows:

      1. AGREEMENT TO PURCHASE. You hereby agree to purchase from the Company, and the Company hereby agrees to sell to you, the aggregate number of shares of Common Stock specified in your Grant Notice at the specified Purchase Price per Share. You may not purchase less than the aggregate number of shares specified in the Grant Notice.

      2. CLOSING. The purchase and sale of the shares shall be consummated as follows:

            (a) You may purchase the shares by delivering the Total Purchase Price specified in your Grant Notice to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, on the Closing Date specified in the Grant Notice (or at such other time and place as you and the Company may mutually agree upon in writing) along with such additional documents as the Company may then require.

            (b) You agree to execute two (2) copies of the Assignment Separate From Certificate (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and to execute Joint Escrow Instructions substantially in the form attached to the Grant Notice as Attachment IV and to deliver the same to the Company on the Closing Date, along with the certificate or certificates evidencing the shares, for use by the Escrow Agent pursuant to the terms of the Joint Escrow Instructions.

      3. METHOD OF PAYMENT. You may elect to make payment of the Purchase Price as follows:

            (a) In cash or by check.

            (b) By delivery of already-owned shares of Common Stock that either have been held for the period required to avoid a charge to the Company's reported earnings (generally six months) or were not acquired, directly or indirectly from the Company, that are

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owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise as determined by the Company. "Delivery" for these purposes shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not pay for the shares by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

      4. VESTING. Subject to the limitations contained herein, the shares you purchase will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

      5. NUMBER OF SHARES AND PURCHASE PRICE. The number of shares subject to your Award and your Purchase Price may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

      6. SECURITIES LAW COMPLIANCE. You will not be issued any shares under your Award unless the shares are either (a) then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

      7. RIGHT OF FIRST REFUSAL. Shares that are received under your Award are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right.

      8. PURCHASE OPTION.

            (a) To the extent provided in the Company's bylaws, as amended from time to time, the Company shall have the right to reacquire all or any part of the shares received pursuant to your Award (a "Purchase Option").

            (b) To the extent a Purchase Option is not provided in the Company's bylaws, as amended from time to time, the Company shall have a Purchase Option as to the shares you received pursuant to your Award that have not as yet vested in accordance with the Vesting Schedule on the Grant Notice ("Unvested Shares") on the following terms and conditions:

                  (i) The Company shall, simultaneously with termination of your Continuous Service, automatically reacquire for your original Purchase Price as specified in the Grant Notice all of the Unvested Shares, unless the Company agrees to waive its Purchase Option as to some or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to you or your representative (with a copy to the Escrow Agent) within ninety (90) days after the termination of your Continuous Service, and the Escrow Agent may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its Purchase Option as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Agent shall transfer to the Company the number of shares the Company is reacquiring.

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                  (ii) The Company shall pay for the reacquired Unvested Shares in cash within ninety (90) days after the termination of your Continuous
Service.

                  (iii) The shares issued under your Award shall be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment IV.

                  (iv) Subject to the provisions of your Award, you shall exercise all rights and privileges of a shareholder of the Company with respect to the shares deposited in escrow. You shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company's Purchase Option.

                  (v) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you are entitled by reason of your ownership of the shares acquired under your Award shall be immediately subject to the Purchase Option with the same force and effect as the shares subject to this Purchase Option immediately before such event.

      9. RESTRICTIVE LEGENDS. The shares issued under your Award shall be endorsed with appropriate legends determined by the Company.

      10. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective shareholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

      11. WITHHOLDING OBLIGATIONS.

            (a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

            (b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

      12. TAX CONSEQUENCES. The acquisition and vesting of the shares may have adverse tax consequences to you that may avoided or mitigated by filing an election under Section 83(b) of the Code. Such election must be filed within thirty (30) days after the date your

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purchase the shares pursuant to your Award. YOU ACKNOWLEDGE THAT IT IS YOUR OWN
RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE
SECTION 83(B), EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR
BEHALF.

      13. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      14. MISCELLANEOUS.

            (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

            (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

            (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

      15. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

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